MORGAN STANLEY INSTITUTIONAL
FUND, INC.
ARTICLES OF AMENDMENT
            MORGAN STANLEY
INSTITUTIONAL FUND, INC., a Maryland
corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland (the "Department") that:
            FIRST:  The Corporation is
registered as an open-end investment company under the Investment Company Act of 1940.
            SECOND:  Pursuant to the authority
contained in Section 2-605(a)(2) of the MARYLAND
GENERAL CORPORATION LAW (the "MGCL"), the
Board of Directors of the Corporation at a meeting duly convened and held on March 8-9, 2017 approved the change of the name of the Frontier
Emerging Markets Portfolio, a portfolio of common stock of the Corporation, to the Frontier Markets
Portfolio.
            THIRD:  The Corporation desires
to, and does hereby, amend its Articles of Restatement, as amended and supplemented (the
"Charter"), pursuant to Sections 2-601 et seq. of the MGCL to change the name of the portfolio of common stock of the Corporation referred to above by deleting from the Charter the existing Article
FIFTH, Section 3 in its entirety, and inserting in lieu thereof, the following new Article FIFTH,
Section 3:
3.  Pursuant to Section 2-105
of the Maryland General
Corporation Law, the Board
of Directors of the
Corporation shall have the
power to designate one or
more classes of shares of
Common Stock, to fix the
number of shares in any such
class and to classify or
reclassify any unissued
shares with respect to such
class.  Any such class
(subject to any applicable
rule, regulation or order of
the Securities and Exchange
Commission or other
applicable law or regulation)
shall have such preferences,
conversion or other rights,
voting powers, restrictions,
limitations as to dividends,
qualifications, terms and
conditions of redemption and
other characteristics as the
Board may determine in the
absence of contrary
determination set forth
herein.  The aforesaid power
shall include the power to
create, by classifying or
reclassifying unissued shares
in the aforesaid manner, one
or more classes in addition to
those initially designated as
named below.  Subject to
such aforesaid power, the
Board of Directors has
designated the following
portfolios of the Corporation
and for certain of which has
designated two classes of
shares of Common Stock of
the Corporation.  The names
of such classes and the
number of shares of Common
Stock classified and allocated
to these classes are as
follows:



NAME OF CLASS
NUMBER OF SHARES
OF COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International Allocation
Portfolio - Class I
500,000,000 shares
Active International Allocation
Portfolio - Class A
1,000,000,000 shares
Active International Allocation
Portfolio - Class L
500,000,000 shares
Active International Allocation
Portfolio - Class C
500,000,000 shares
Advantage Portfolio - Class I
500,000,000 shares
Advantage Portfolio - Class A
1,000,000,000 shares
Advantage Portfolio - Class L
500,000,000 shares
Advantage Portfolio - Class IS
500,000,000 shares
Advantage Portfolio - Class C
500,000,000 shares
Asia Opportunity Portfolio -
Class I
500,000,000 shares
Asia Opportunity Portfolio -
Class A
1,000,000,000 shares
Asia Opportunity Portfolio -
Class IS
500,000,000 shares
Asia Opportunity Portfolio -
Class C
500,000,000 shares
Emerging Markets Breakout
Nations Portfolio - Class I
500,000,000 shares
Emerging Markets Breakout
Nations Portfolio - Class A
500,000,000 shares
Emerging Markets Breakout
Nations Portfolio - Class C
500,000,000 shares
Emerging Markets Breakout
Nations Portfolio - Class IS
500,000,000 shares
Emerging Markets Fixed
Income Opportunities Portfolio
- Class I
500,000,000 shares
Emerging Markets Fixed
Income Opportunities Portfolio
- Class A
1,000,000,000 shares
Emerging Markets Fixed
Income Opportunities Portfolio
- Class L
500,000,000 shares
Emerging Markets Fixed
Income Opportunities Portfolio
- Class IS
500,000,000 shares
Emerging Markets Fixed
Income Opportunities Portfolio
- Class C
500,000,000 shares
Emerging Markets Leaders
Portfolio - Class I
500,000,000 shares
Emerging Markets Leaders
Portfolio - Class A
1,000,000,000 shares
Emerging Markets Leaders
Portfolio - Class L
500,000,000 shares
Emerging Markets Leaders
Portfolio - Class IS
500,000,000 shares
Emerging Markets Leaders
Portfolio - Class C
500,000,000 shares
Emerging Markets Portfolio -
Class I
500,000,000 shares
Emerging Markets Portfolio -
Class A
1,000,000,000 shares
Emerging Markets Portfolio -
Class L
500,000,000 shares
Emerging Markets Portfolio -
Class IS
500,000,000 shares
Emerging Markets Portfolio -
Class C
500,000,000 shares
Emerging Markets Small Cap
Portfolio - Class I
500,000,000 shares
Emerging Markets Small Cap
Portfolio - Class A
500,000,000 shares
Emerging Markets Small Cap
Portfolio - Class IS
500,000,000 shares
Emerging Markets Small Cap
Portfolio - Class C
500,000,000 shares
Frontier Markets Portfolio -
Class I
500,000,000 shares
Frontier Markets Portfolio -
Class A
1,000,000,000 shares
Frontier Markets Portfolio -
Class L
500,000,000 shares
Frontier Markets Portfolio -
Class IS
500,000,000 shares
Frontier Markets Portfolio -
Class C
500,000,000 shares
Fundamental Multi-Cap Core
Portfolio - Class I
500,000,000 shares
Fundamental Multi-Cap Core
Portfolio - Class A
500,000,000 shares
Fundamental Multi-Cap Core
Portfolio - Class C
500,000,000 shares
Fundamental Multi-Cap Core
Portfolio - Class IS
500,000,000 shares
Global Advantage Portfolio -
Class I
500,000,000 shares
Global Advantage Portfolio -
Class A
1,000,000,000 shares
Global Advantage Portfolio -
Class L
500,000,000 shares
Global Advantage Portfolio -
Class C
500,000,000 shares
Global Concentrated Portfolio
- Class I
500,000,000 shares
Global Concentrated Portfolio
- Class A
500,000,000 shares
Global Concentrated Portfolio
- Class C
500,000,000 shares
Global Concentrated Portfolio
- Class IS
500,000,000 shares
Global Core Portfolio - Class I
500,000,000 shares
Global Core Portfolio - Class
A
500,000,000 shares
Global Core Portfolio - Class
C
500,000,000 shares
Global Core Portfolio - Class
IS
500,000,000 shares
Global Discovery Portfolio -
Class I
500,000,000 shares
Global Discovery Portfolio -
Class A
1,000,000,000 shares
Global Discovery Portfolio -
Class L
500,000,000 shares
Global Discovery Portfolio -
Class C
500,000,000 shares
Global Franchise Portfolio -
Class I
500,000,000 shares
Global Franchise Portfolio -
Class A
1,000,000,000 shares
Global Franchise Portfolio -
Class L
500,000,000 shares
Global Franchise Portfolio -
Class IS
500,000,000 shares
Global Franchise Portfolio -
Class C
500,000,000 shares
Global Infrastructure Portfolio
- Class I
500,000,000 shares
Global Infrastructure Portfolio
- Class A
1,000,000,000 shares
Global Infrastructure Portfolio
- Class L
500,000,000 shares
Global Infrastructure Portfolio
- Class IS
500,000,000 shares
Global Infrastructure Portfolio
- Class C
500,000,000 shares
Global Insight Portfolio -
Class I
500,000,000 shares
Global Insight Portfolio -
Class A
500,000,000 shares
Global Insight Portfolio -
Class L
500,000,000 shares
Global Insight Portfolio -
Class C
500,000,000 shares
Global Opportunity Portfolio -
Class I
500,000,000 shares
Global Opportunity Portfolio -
Class A
1,000,000,000 shares
Global Opportunity Portfolio -
Class L
500,000,000 shares
Global Opportunity Portfolio -
Class IS
500,000,000 shares
Global Opportunity Portfolio -
Class C
500,000,000 shares
Global Quality Portfolio -
Class I
500,000,000 shares
Global Quality Portfolio -
Class A
500,000,000 shares
Global Quality Portfolio -
Class L
500,000,000 shares
Global Quality Portfolio -
Class IS
500,000,000 shares
Global Quality Portfolio -
Class C
500,000,000 shares
Global Real Estate Portfolio -
Class I
500,000,000 shares
Global Real Estate Portfolio -
Class A
1,000,000,000 shares
Global Real Estate Portfolio -
Class L
500,000,000 shares
Global Real Estate Portfolio -
Class IS
500,000,000 shares
Global Real Estate Portfolio -
Class C
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class A
1,000,000,000 shares
Growth Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class IS
500,000,000 shares
Growth Portfolio - Class C
500,000,000 shares
Insight Portfolio - Class I
500,000,000 shares
Insight Portfolio - Class A
500,000,000 shares
Insight Portfolio - Class L
500,000,000 shares
Insight Portfolio - Class C
500,000,000 shares
International Advantage
Portfolio - Class I
500,000,000 shares
International Advantage
Portfolio - Class A
1,000,000,000 shares
International Advantage
Portfolio - Class L
500,000,000 shares
International Advantage
Portfolio - Class C
500,000,000 shares
International Equity Portfolio -
Class I
500,000,000 shares
International Equity Portfolio -
Class A
1,000,000,000 shares
International Equity Portfolio -
Class L
500,000,000 shares
International Equity Portfolio -
Class IS
500,000,000 shares
International Equity Portfolio -
Class C
500,000,000 shares
International Opportunity
Portfolio - Class I
500,000,000 shares
International Opportunity
Portfolio - Class A
1,000,000,000 shares
International Opportunity
Portfolio - Class L
500,000,000 shares
International Opportunity
Portfolio - Class IS
500,000,000 shares
International Opportunity
Portfolio - Class C
500,000,000 shares
International Real Estate
Portfolio - Class I
500,000,000 shares
International Real Estate
Portfolio - Class A
500,000,000 shares
International Real Estate
Portfolio - Class L
500,000,000 shares
International Real Estate
Portfolio - Class IS
500,000,000 shares
International Real Estate
Portfolio - Class C
500,000,000 shares
Multi-Asset Portfolio - Class I
500,000,000 shares
Multi-Asset Portfolio - Class
A
1,000,000,000 shares
Multi-Asset Portfolio - Class L
500,000,000 shares
Multi-Asset Portfolio - Class
IS
500,000,000 shares
Multi-Asset Portfolio - Class
C
500,000,000 shares
Small Company Growth
Portfolio - Class I
500,000,000 shares
Small Company Growth
Portfolio - Class A
1,000,000,000 shares
Small Company Growth
Portfolio - Class L
500,000,000 shares
Small Company Growth
Portfolio - Class IS
500,000,000 shares
Small Company Growth
Portfolio - Class C
500,000,000 shares
US Core Portfolio - Class I
500,000,000 shares
US Core Portfolio - Class A
500,000,000 shares
US Core Portfolio - Class C
500,000,000 shares
US Core Portfolio - Class IS
500,000,000 shares
U.S. Real Estate Portfolio -
Class I
500,000,000 shares
U.S. Real Estate Portfolio -
Class A
1,000,000,000 shares
U.S. Real Estate Portfolio -
Class L
500,000,000 shares
U.S. Real Estate Portfolio -
Class IS
500,000,000 shares
U.S. Real Estate Portfolio -
Class C
500,000,000 shares
Total
78,000,000,000 shares
The par value of all shares of common
stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share.
            FOURTH:  The foregoing
amendment to the Charter as set forth in these Articles of Amendment is limited to a change expressly authorized by Section 2-605 of the MGCL to be made without action by the stockholders, and was approved by a majority of the entire Board of Directors, without action by the stockholders.
            FIFTH:  These Articles of
Amendment shall be effective upon filing with the Department.
            SIXTH:  These Articles of
Amendment do not increase the authorized stock of the Corporation.

[SIGNATURE PAGE FOLLOWS]


            IN WITNESS WHEREOF, the
Corporation has caused these Articles of
Amendment to be signed in its name and on its
behalf by its President and attested to on its behalf
by its Secretary on this 31st day of March, 2017.
MORGAN STANLEY INSTITUTIONAL
FUND, INC.
By: /s/ John  H. Gernon
John H. Gernon
President
ATTEST:
/s/ Mary E. Mullin
Mary E. Mullin
Secretary
            THE UNDERSIGNED, President of
MORGAN STANLEY INSTITUTIONAL FUND,
INC., who executed on behalf of the Corporation
the foregoing Articles of Amendment of which this
certificate is made a part, hereby acknowledges, in
the name and on behalf of the Corporation, the
foregoing Articles of Amendment to be the
corporate act of the Corporation and, as to all
matters or facts required to be verified under oath,
the undersigned President acknowledges that to the
best of his knowledge, information and belief, these
matters and facts are true in all material respects
and that this statement is made under the penalties
for perjury.
            /s/ John H. Gernon
            John H. Gernon
            President



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